UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 30, 2005
                                                         -----------------


                             ARROW ELECTRONICS, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)



          NEW YORK                      1-4482                   11-1806155
          --------                      ------                   ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)           Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    -----------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01       OTHER EVENTS

     On December 30, 2005, Arrow Electronics, Inc. issued a press release announcing that it had completed its acquisition of all of the issued share capital of DNSint.com AG All necessary regulatory approvals related to the tender offer have been received.


     A copy of the press release announcing the acquisition completion is attached hereto as an Exhibit (99.1).


ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS
          99.1 Press release issued by Arrow Electronics, Inc. dated December 30, 2005.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ARROW ELECTRONICS, INC.


Date: January 3, 2006                         By: /s/ Peter S. Brown
                                                  ------------------
                                              Name:  Peter S. Brown
                                              Title: Senior Vice President




                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------

99.1            Press release issued by Arrow Electronics, Inc., dated
                December 30, 2005.